UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SPIRIT AEROSYSTEMS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2018

Dear Stockholder:

Enclosed please find a revised proxy card relating to the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Spirit AeroSystems Holdings, Inc.  These materials replace the proxy card distributed with our March 12, 2018 Proxy Statement with a new proxy card that clarifies proposals 2 - 5.

Please disregard the previously provided proxy card. Any votes received using the previously provided proxy card will be disregarded. Please vote using the enclosed revised proxy card or instructions to vote via the Internet or telephone. If you have already voted, we encourage you to revote using the enclosed revised proxy card or by following the instructions to vote by Internet or in person so that your votes are fully reflected.

Your vote is important to us, and we appreciate your attention to this matter. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using the new proxy card.

Sincerely,

Stacy Cozad
Senior Vice President, General Counsel,
Chief Compliance Officer, and Corporate Secretary

VIEW MATERIALS & VOTE SCAN TO VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above SPIRIT AEROSYSTEMS HOLDINGS, INC. 3801 S. OLIVER ST. WICHITA, KS 67210 Instead of mailing your proxy card, use the Internet to transmit your voting instructions. Vote by 11:59 P.M. ET on April 24, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Instead of mailing your proxy card, use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 24, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E44545-P01732 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SPIRIT AEROSYSTEMS HOLDINGS, INC. The Board of Directors recommends a vote FOR the listed nominees in Proposal 1: 1. Election of Directors: Nominees: For ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! 1a. Charles Chadwell For Against Abstain The Board of Directors recommends a vote FOR Proposal 2: ! ! ! 1b. Irene M. Esteves 2. Advisory vote to approve the compensation of the Company's named executive officers. 1c. Paul Fulchino The Board of Directors recommends a vote FOR Proposal 3: ! ! ! 1d. Thomas C. Gentile, III 3. Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018. 1e. Richard Gephardt The Board of Directors recommends a vote FOR Proposal 4: ! ! ! 4. The Board's proposal to lower the threshold of stockholders required to call a special meeting to 25%. 1f. Robert Johnson 1g. Ronald T. Kadish The Board of Directors recommends a vote AGAINST Proposal 5: ! ! ! 1h. John Plueger 5. The stockholder proposal to lower the threshold of stockholders required to call a special meeting to 10%. 1i. Laura Wright THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO SUCH DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. NOTE: Please sign exactly as name appears on your account. If the shares are registered in the names of two or more persons, each should sign. If acting as attorney, executor, trustee, or in another representative capacity, sign name and provide full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Please keep this ticket to be admitted to the annual meeting NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS Time: 11:00 a.m. Eastern Time on Wednesday, April 25, 2018 Place: Fairmont Washington, D.C. Dumbarton Room 2401 M Street NW Washington, D.C. 20037 Who May Vote: You may vote if you were a stockholder of record at the close of business on February 26, 2018 By order of the Board of Directors Stacy Cozad, Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary Important Notice Regarding the Internet Availability of Proxy Materials for Spirit AeroSystems Holdings, Inc.'s 2018 Annual Meeting of Stockholders. The Notice and Proxy Statement and the 2017 Annual Report are available at: www.proxyvote.com PLEASE FOLD ALONG THE PERFORATION, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.E44546-P01732 Proxy — Spirit AeroSystems Holdings, Inc. PROXY / VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF DIRECTORS OF SPIRIT AEROSYSTEMS HOLDINGS, INC. 2018 ANNUAL MEETING OF STOCKHOLDERS — APRIL 25, 2018 Each signatory on the reverse side hereby appoints Stacy Cozad and Robert Johnson, and each of them, with the power of substitution, as proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of Spirit AeroSystems Holdings, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, April 25, 2018 (the "Meeting"), and at any adjournment thereof, with respect to all of the proposals indicated on the reverse side of this card, and with discretionary authority as to any other matters that may properly come before the Meeting, in accordance with and as described in the Notice and Proxy Statement for the Meeting. This proxy, when properly executed, will be voted as directed or, if no such direction is given, will be voted FOR Proposals 1, 2, 3, and 4, and AGAINST Proposal 5. IMPORTANT: PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE.